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                        UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549



                          FORM 8-K


                       CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange
                         Act of 1934


Date of Report:          June 1, 1999
 (Date of earliest event reported):          (June 1, 1999)



               MEGABANK FINANCIAL CORPORATION
------------------------------------------------------------
    (Exact name of registrant as specified in its charter)



Colorado                  001-13819               84-0949755
------------------------------------------------------------
(State or other          (Commission           (IRS Employer
jurisdiction of          File Number)     Identification No.)
incorporation)



8100 E. Arapahoe Road, Suite 214    Englewood, CO   80112
------------------------------------------------------------
(Address of principal executive offices)          (Zip Code)



Registrant's telephone number: (303) 740-2265

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Item 5.   Other Events

           Pursuant to the requirements of Section 11(a) of the Securities Act of 1933, as amended, and Rule 158 thereunder, the Registrant is filing an earnings statement covering a period of at least 12 consecutive months beginning after the effective date of February 9, 1998 for its Registration Statement (SEC File Nos. 333-42189 and 333-42191) reflecting the issuance of 1,200,000 shares of Trust Preferred Securities.

Item 7.   Financial Statements and Exhibits

     (c)  Exhibits

     1. Consolidated Statements of Income for the twelve months ended March 31, 1999 (unaudited).

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                         SIGNATURES


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.


                         MEGABANK FINANCIAL CORPORATION


                         /s/ Thomas R. Kowalski
                         ----------------------------
                         Thomas R. Kowalski, Chairman
                         and Chief Executive Officer

Dated:  June 1, 1999

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                        ITEM 7.  EXHIBIT 1.
       MEGABANK FINANCIAL CORPORATION AND SUBSIDIARIES
              CONSOLIDATED STATEMENTS OF INCOME
       Twelve months ended March 31, 1999 (Unaudited)
                   (Dollars in thousands)

Interest income
   Loans, including fees                    $ 20,102
   Taxable investment securities                 332
   Nontaxable investment securities              732
   Funds sold                                    364
   Other interest                                189
                                             -------
        Total interest income                 21,719

Interest expense
   Deposits                                    6,019
   Borrowed funds                                123
   Trust preferred securities                  1,098
                                             -------
        Total interest expense                 7,240
                                             -------
        Net interest income                   14,479

Provision for loan losses                        590
                                             -------
        Net interest income after
          provision for loan losses           13,889

Other income
   Service charges on deposit accounts           552
   Gain on sale of investment securities          21
   Other income                                  484
                                             -------
        Total other income                     1,057

Other expenses
   Salaries and employee benefits              4,486
   Occupancy expenses of premises              1,114
   Furniture and equipment expense               457
   Other expenses                              2,349
                                             -------
        Total other expenses                   8,406
                                             -------
        Income before income taxes             6,540
Income tax expense                             2,210
                                             -------
        Net income                          $  4,330
                                             =======


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